Exhibit 10.2

LOAN AGREEMENT

THIS AGREEMENT made the June 30, 2021.

BETWEEN:

JIMMY RAMIREZ of 4440 S. Piedras Drive, Suite 136, San Antonio, TX 78228 (“Lender”)

OF THE FIRST PART

AND:

WALL STREET ACQUISITIONS CORP, a company incorporated pursuant to the laws of Delaware with an address at 4440 S. Piedras Drive, Suite 136, San Antonio, TX 78228 (“Company”)

OF THE SECOND PART

WHEREAS:

A. Company requires funding in connection with its business operations.

B. Lender has agreed to loan the amount up to US$100,000 to the Company, on certain terms and conditions contained herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH the parties hereto agree as follows:

1. Lender hereby agrees to loan the amount up to US$100,000.

2.  Company acknowledges that Lender has advanced the sum of $51,852 out of the $100,000 agreed herein.

3. Loan funds advanced shall be non-interest bearing, unsecured and payable upon demand.

3. Any additional funds that Lender loans to Company subsequent to this Agreement shall be subject to the same terms as this Agreement, unless otherwise agreed in writing.

IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective hands, both as of the day and year first above written.

WALL STREET ACQUISTIONS CORP

/s/ Jimmy Ramirez	/s/ Franklin Ogele
Jimmy Ramirez	Authorized Signatory

LOAN AGREEMENT

THIS AGREEMENT made the June 30, 2021.

BETWEEN:

GLOBAL MORTGAGE BANKING of 4440 S. Piedras Drive, Suite 136, San Antonio, TX 78228 (“Lender”)

OF THE FIRST PART

AND:

WALL STREET ACQUISITIONS CORP, a company incorporated pursuant to the laws of Delaware with an address at 4440 S. Piedras Drive, Suite 136, San Antonio, TX 78228 (“Company”)

OF THE SECOND PART

WHEREAS:

A. Company requires funding in connection with its business operations.

B. Lender has advanced a loan of US$2,050.00 to the Company, on certain terms and conditions contained herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH the parties hereto agree as follows:

1.Loan is non-interest bearing, unsecured and payable upon demand.

IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective hands, both as of the day and year first above written.

WALL STREET ACQUISTIONS CORP

/s/ Jimmy Ramirez	/s/ Franklin Ogele
Jimmy Ramirez	Authorized Signatory

LOAN AGREEMENT

THIS AGREEMENT made the June 30, 2021.

BETWEEN:

FRANKLIN OGELE, One Gateway Center, 26th Fl, Newark, NJ 07102 (“Lender”)

OF THE FIRST PART

AND:

WALL STREET ACQUISITIONS CORP, a company incorporated pursuant to the laws of Delaware with an address at 4440 S. Piedras Drive, Suite 136, San Antonio, TX 78228 (“Company”)

OF THE SECOND PART

WHEREAS:

A. Company requires funding in connection with its business operations.

B. Lender has advanced a loan of US$15,166.00 to the Company, on certain terms and conditions contained herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH the parties hereto agree as follows:

1.Loan is non-interest bearing, unsecured and payable upon demand.

IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective hands, both as of the day and year first above written.

WALL STREET ACQUISTIONS CORP

/s/ Jimmy Ramirez	/s/ Franklin Ogele
Jimmy Ramirez	Authorized Signatory